===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 5, 2000


                          INTERACTIVE MOTORSPORTS, INC.
                 (FORMERLY KNOWN AS PRECIOUS METAL MINES, INC.)
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



           Nevada                     18437-LA                 88-0230400
----------------------------         -----------             --------------
(State or other jurisdiction         (Commission             (IRS employer
    of incorporation)                file number)          identification no.)



              15th Floor, 640 5th Ave., New York City, NY  10019
            --------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (702) 947-4877


                           PRECIOUS METAL MINES, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Corporate Event

     On May 5, 2000, pursuant to unanimous resolution of the Board of Directors and written consent of stockholders holding a majority of the voting shares of Precious Metal Mines, Inc., the company filed with the Secretary of State of the state of Nevada a "Certificate of Amendment of Articles of Incorporation" by which the name of the corporation was changed to "Interactive Motorsports, Inc."

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Interactive Motorsports, Inc.


                                             /s/ Francis J. Joslin
                                             ------------------------------
                                             Francis J. Joslin, President

June 29, 2000